UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce G. Leto, Esq.

Stradley Ronon Stevens & Young LLP

2600 One Commerce Square

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: December 31, 2015

Item 1. Schedule of Investments

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2015

Bonds
Corporate bonds
Automobiles	1.63%
Banks — Non US	8.00
Banks — US	12.79
Biotechnology	0.33
Building products	0.25
Capital markets	1.71
Chemicals	3.65
Commercial services & supplies	0.79
Communications equipment	0.24
Construction materials	0.94
Consumer finance	1.34
Diversified financial services	1.68
Diversified telecommunication services	1.45
Electric utilities	0.59
Energy equipment & services	0.35
Food & staples retailing	1.14
Gas utilities	0.53
Hotels, restaurants & leisure	1.24
Household durables	1.14
Industrial conglomerates	2.24
Insurance	6.67
Life sciences tools & services	0.12
Machinery	1.03
Media	4.49
Metals & mining	1.13
Oil, gas & consumable fuels	7.87
Paper & forest products	1.28
Pharmaceuticals	0.04
Real estate investment trust (REIT)	0.31
Real estate management & development	0.51
Technology hardware, storage & peripherals	1.00
Thrifts & mortgage finance	0.49
Tobacco	2.90
Trading companies & distributors	1.49

Total corporate bonds	71.36%
Collateralized debt obligations	3.55
Commercial mortgage-backed securities	7.13
Mortgage & agency debt securities	1.48
Residential mortgage-backed security	0.43
Municipal bonds	2.34
US government obligations	9.04

Total bonds	95.33%
Preferred stock	0.08
Short-term investment	1.00
Options purchased	0.01

Total investments	96.42%
Cash and other assets, less liabilities	3.58

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

	Face amount		Value
Bonds: 95.33%
Corporate bonds: 71.36%
Brazil: 1.59%
Caixa Economica Federal,
2.375%, due 11/06/17[1]		$980,000	$896,700
Petrobras Global Finance BV,
5.375%, due 01/27/21		440,000	326,242
6.875%, due 01/20/40		1,275,000	824,670

Total Brazil corporate bonds			2,047,612

Canada: 1.23%
Encana Corp.,
6.625%, due 08/15/37		250,000	202,226
NOVA Chemicals Corp.,
5.250%, due 08/01/23[1]		1,010,000	999,900
Teck Resources Ltd.,
6.250%, due 07/15/41		875,000	385,000

Total Canada corporate bonds			1,587,126

China: 0.21%
China Oil & Gas Group Ltd.,
5.250%, due 04/25/18[1]		280,000	267,314

Croatia: 0.52%
Agrokor DD,
8.875%, due 02/01/20[1]		630,000	667,800

France: 0.63%
Orange SA,
9.000%, due 03/01/31		575,000	811,557

Germany: 1.23%
Unitymedia Kabel BW GmbH,
6.125%, due 01/15/25[1]		1,300,000	1,284,595
Unitymedia Hessen GmbH & Co. KG,
5.500%, due 01/15/23[1]		300,000	299,250

Total Germany corporate bonds			1,583,845

Indonesia: 0.31%
Pertamina Persero PT,
6.450%, due 05/30/44		450,000	393,187

Ireland: 0.95%
XL Group PLC,
Series E,
6.500%, due 04/15/17[2,3]		1,690,000	1,227,363

Israel: 0.04%
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21		57,000	57,841

Italy: 0.37%
Generali Finance BV,
6.214%, due 06/16/16[2,3]	GBP	100,000	148,710
Telecom Italia Capital SA,
6.375%, due 11/15/33		$350,000	334,250

Total Italy corporate bonds			482,960

Luxembourg: 0.34%
Intelsat Jackson Holdings SA,
7.500%, due 04/01/21		500,000	435,000

Malaysia: 0.32%
SSG Resources Ltd.,
4.250%, due 10/04/22[4]		410,000	410,182

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

	Face amount	Value
Bonds — (Continued)
Corporate bonds — (Continued)
Mexico: 2.36%
Cemex SAB de CV,
5.700%, due 01/11/25[1]	$800,000	$668,000
5.875%, due 03/25/19[1]	350,000	332,500
Petroleos Mexicanos,
3.500%, due 01/30/23	1,450,000	1,261,500
6.375%, due 01/23/45	500,000	423,750
6.500%, due 06/02/41	410,000	354,650

Total Mexico corporate bonds		3,040,400

Netherlands: 1.89%
Basell Finance Co. BV,
8.100%, due 03/15/27[1]	1,425,000	1,778,308
LYB International Finance BV,
4.875%, due 03/15/44	470,000	429,175
LyondellBasell Industries NV,
4.625%, due 02/26/55	280,000	227,067

Total Netherlands corporate bonds		2,434,550

Norway: 1.70%
Eksportfinans ASA,
5.500%, due 05/25/16	620,000	627,793
5.500%, due 06/26/17	1,500,000	1,559,910

Total Norway corporate bonds		2,187,703

Portugal: 1.08%
EDP Finance BV,
4.900%, due 10/01/19[1]	1,000,000	1,029,804
6.000%, due 02/02/18[1]	350,000	368,094

Total Portugal corporate bonds		1,397,898

United Kingdom: 5.61%
Barclays Bank PLC,
4.375%, due 09/11/24	1,250,000	1,222,276
6.050%, due 12/04/17[1]	900,000	960,085
Lloyds Banking Group PLC,
4.582%, due 12/10/25[1]	2,688,000	2,695,231
Royal Bank of Scotland Group PLC,
5.125%, due 05/28/24	450,000	456,094
6.100%, due 06/10/23	1,760,000	1,891,865

Total United Kingdom corporate bonds		7,225,551

United States: 50.98%
21st Century Fox America, Inc.,
7.750%, due 12/01/45	350,000	455,831
ADT Corp.,
3.500%, due 07/15/22	1,140,000	1,020,300
AEP Texas Central Co.,
Series E,
6.650%, due 02/15/33	495,000	603,339
Allstate Corp.,
5.750%, due 08/15/53[2]	1,000,000	1,028,000
Altria Group, Inc.,
5.375%, due 01/31/44	850,000	914,126
9.950%, due 11/10/38	750,000	1,202,323
Anadarko Holding Co.,
7.500%, due 10/15/26	1,354,000	1,417,373

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

	Face amount	Value
Bonds — (Continued)
Corporate bonds — (Continued)
United States — (Continued)
AXA Financial, Inc.,
7.000%, due 04/01/28	$165,000	$201,979
Bank of America Corp.,
6.110%, due 01/29/37	2,000,000	2,269,400
7.750%, due 05/14/38	1,000,000	1,355,867
CalAtlantic Group, Inc.,
6.250%, due 12/15/21	310,000	330,925
6.625%, due 05/01/20	310,000	337,900
Case New Holland Industrial, Inc.,
7.875%, due 12/01/17	1,250,000	1,321,875
CCO Safari II LLC,
6.484%, due 10/23/45[1]	630,000	630,224
Celgene Corp.,
5.000%, due 08/15/45	430,000	431,645
Cemex Finance LLC,
9.375%, due 10/12/22[1]	200,000	212,450
CenturyLink, Inc.,
Series P,
7.600%, due 09/15/39	200,000	153,000
CF Industries, Inc.,
4.950%, due 06/01/43	1,500,000	1,275,375
Citigroup, Inc.,
Series D,
5.350%, due 05/15/23[2,3]	2,130,000	2,018,175
6.300%, due 05/15/24[2,3]	1,800,000	1,755,000
DISH DBS Corp.,
7.875%, due 09/01/19	1,300,000	1,413,750
DR Horton, Inc.,
4.000%, due 02/15/20	477,000	479,719
Fidelity National Financial, Inc.,
5.500%, due 09/01/22	700,000	743,310
Ford Motor Co.,
7.450%, due 07/16/31	1,700,000	2,096,850
Freeport-McMoRan, Inc.,
3.550%, due 03/01/22	200,000	116,000
General Electric Co.,
Series C,
4.200%, due 06/15/23[2,3]	2,899,000	2,884,505
General Motors Financial Co., Inc.,
3.000%, due 09/25/17	500,000	501,696
4.750%, due 08/15/17	850,000	881,014
Georgia-Pacific LLC,
8.000%, due 01/15/24	1,300,000	1,644,796
Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	1,355,000	1,541,066
6.750%, due 10/01/37	570,000	665,847
Host Hotels & Resorts LP,
Series E,
4.000%, due 06/15/25	420,000	402,763
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	1,750,000	1,918,437
JPMorgan Chase & Co.,
3.375%, due 05/01/23	360,000	354,014

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

	Face amount	Value
Bonds — (Continued)
Corporate bonds — (Continued)
United States — (Continued)
Series 1,
7.900%, due 04/30/18[2,3]	$4,600,000	$4,682,800
Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	710,000	570,823
6.500%, due 09/01/39	75,000	61,848
Kinder Morgan, Inc.,
6.500%, due 09/15/20	300,000	298,801
7.250%, due 06/01/18	300,000	311,504
Kroger Co.,
6.900%, due 04/15/38	650,000	803,131
Lennar Corp.,
4.750%, due 05/30/25	330,000	322,575
Liberty Mutual Group, Inc.,
4.250%, due 06/15/23[1]	1,000,000	1,016,806
Life Technologies Corp.,
6.000%, due 03/01/20	135,000	149,715
Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	275,000	399,337
MetLife, Inc.,
6.400%, due 12/15/36	1,460,000	1,595,050
Motorola Solutions, Inc.,
3.500%, due 03/01/23	350,000	307,167
NextEra Energy Capital Holdings, Inc.,
6.650%, due 06/15/67[2]	200,000	152,176
ONEOK Partners LP,
8.625%, due 03/01/19	215,000	237,142
PNC Financial Services Group, Inc.,
Series R,
4.850%, due 06/01/23[2,3]	1,000,000	937,630
PNC Preferred Funding Trust I,
2.162%, due 03/15/17[1,2,3]	1,200,000	1,068,000
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	2,305,000	2,225,478
5.875%, due 09/15/42[2]	300,000	311,850
Series B,
5.750%, due 07/15/33	40,000	45,325
Quicken Loans, Inc.,
5.750%, due 05/01/25[1]	660,000	628,650
Realogy Group LLC,
3.375%, due 05/01/16[1]	660,000	662,039
Regency Energy Partners LP,
5.500%, due 04/15/23	1,640,000	1,474,639
Reynolds American, Inc.,
7.250%, due 06/15/37	1,325,000	1,622,060
Seagate HDD Cayman,
3.750%, due 11/15/18	1,050,000	1,042,332
5.750%, due 12/01/34[1]	350,000	244,915
Southern Copper Corp.,
3.500%, due 11/08/22	800,000	739,120
6.750%, due 04/16/40	250,000	212,733
Southern Natural Gas Co., LLC,
8.000%, due 03/01/32	430,000	422,207
Sprint Capital Corp.,
6.875%, due 11/15/28	200,000	140,000

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

	Face amount	Value
Bonds — (Continued)
Corporate bonds — (Concluded)
United States — (Concluded)
Starwood Hotels & Resorts Worldwide, Inc.,
3.750%, due 03/15/25	$270,000	$264,407
4.500%, due 10/01/34	180,000	162,170
SunTrust Bank,
7.250%, due 03/15/18	495,000	547,333
Synchrony Financial,
4.500%, due 07/23/25	340,000	339,377
Time Warner Cable, Inc.,
7.300%, due 07/01/38	600,000	650,693
8.750%, due 02/14/19	910,000	1,055,916
Transocean, Inc.,
6.800%, due 03/15/38	835,000	449,468
USG Corp.,
5.875%, due 11/01/21[1]	310,000	322,400
Valero Energy Corp.,
7.500%, due 04/15/32	965,000	1,057,569
Wells Fargo Capital X,
5.950%, due 12/15/36	1,475,000	1,489,750
Williams Cos., Inc.,
8.750%, due 03/15/32	177,000	133,427
Williams Partners LP,
6.300%, due 04/15/40	1,025,000	786,519
Wyndham Worldwide Corp.,
3.900%, due 03/01/23	1,210,000	1,177,848

Total United States corporate bonds		65,701,604

Total corporate bonds (cost $95,238,749)		91,959,493

Collateralized debt obligations: 3.55%
Cayman Islands: 0.27%
LCM XVIII LP,
Series 19A, Class D,
3.771%, due 07/15/27[1,2]	400,000	348,000

United States: 3.28%
Avery Point IV CLO Ltd.,
Series 2014-1A, Class C,
3.420%, due 04/25/26[1,2]	450,000	434,250
Dryden Senior Loan Fund,
Series 2014-31A, Class C,
3.167%, due 04/18/26[1,2]	800,000	782,000
Galaxy XVIII CLO Ltd.,
Series 2014-18A, Class C1,
3.321%, due 10/15/26[1,2]	550,000	522,500
Goldentree Loan Opportunities VIII Ltd.,
Series 2014-8A, Class D,
3.935%, due 04/19/26[1,2]	550,000	529,595
Goldentree Loan Opportunities X Ltd.,
Series 2015-10A, Class D,
3.632%, due 07/20/27[1,2]	850,000	752,250
Halcyon Loan Advisors Funding Ltd.,
Series 2014-1A, Class C,
3.315%, due 04/18/26[1,2]	850,000	804,525

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

	Face amount	Value
Bonds — (Continued)
Collateralized debt obligations: 3.55% — (Concluded)
United States: 3.28% — (Concluded)
Octagon Investment Partners XIX CLO Ltd.,
Series 2014-1A, Class C,
3.170%, due 04/15/26[1,2]	$420,000	$406,140

		4,231,260

Total collateralized debt obligations (cost $4,789,174)		4,579,260

Commercial mortgage-backed securities: 7.13%
United States: 7.13%
Americold 2010 LLC Trust,
Series 2010-ARTA, Class C,
6.811%, due 01/14/29[1]	695,000	783,671
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY, Class E,
2.931%, due 09/15/26[1,2]	1,000,000	989,953
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class D,
3.381%, due 08/15/26[1,2]	1,000,000	998,246
BXHTL Mortgage Trust,
Series 2015-JWRZ, Class GL2,
4.019%, due 05/15/29[1,2]	500,000	482,602
Commercial Mortgage Pass Through Certificates,
Series 2014-CR14, Class C,
4.607%, due 02/10/47[2]	250,000	251,412
Commercial Mortgage Trust,
Series 2015-DC1, Class B,
4.035%, due 02/10/48[2]	340,000	340,550
Series 2015-CR26, Class C,
4.496%, due 10/10/48[2]	325,000	307,054
CSMC Trust,
Series 2015-DEAL, Class D,
3.431%, due 04/15/29[1,2]	475,000	468,939
GS Mortgage Securities Trust,
Series 2014-GSFL, Class D,
4.231%, due 07/15/31[1,2]	500,000	496,700
Series 2014-GC18, Class C,
4.948%, due 01/10/47[2]	300,000	307,545
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2015-CSMO, Class E,
4.281%, due 01/15/32[1,2]	325,000	319,622
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class AS,
4.226%, due 07/15/48[2]	625,000	642,792
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class AS,
4.036%, due 05/15/48[2]	700,000	711,579
Series 2014-C17, Class B,
4.464%, due 08/15/47[2]	500,000	508,686
Series 2013-C13, Class C,
4.894%, due 11/15/46[2]	699,000	712,325

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

	Face amount	Value
Bonds — (Concluded)
Commercial mortgage-backed securities — (Concluded)
United States — (Concluded)
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class E,
3.446%, due 07/13/29[1,2]	$250,000	$244,391
Starwood Retail Property Trust,
Series 2014-STAR, Class C,
2.831%, due 11/15/27[1,2]	125,000	124,302
VNDO Mortgage Trust,
Series 2013-PENN, Class D,
3.947%, due 12/13/29[1,2]	500,000	503,101

Total commercial mortgage-backed securities (cost $9,341,496)		9,193,470

Mortgage & agency debt securities: 1.48%
United States: 1.48%
Federal Home Loan Mortgage Corp. Gold Pools,[5]
#E01127, 6.500%, due 02/01/17	4,135	4,227
Federal National Mortgage Association Pools,[5]
#AE1568, 4.000%, due 09/01/40	281,442	298,508
#688066, 5.500%, due 03/01/33	63,456	72,086
#793666, 5.500%, due 09/01/34	303,423	340,565
#802481, 5.500%, due 11/01/34	51,845	57,850
#596124, 6.000%, due 11/01/28	60,779	69,213
Federal National Mortgage Association REMIC, IO,[5]
Series 2013-87, Class IW, 2.500%, due 06/25/28	4,210,217	385,785
Series 2013-64, Class LI, 3.000%, due 06/25/33	3,155,654	456,497
Series 2011-91, Class EI, 3.500%, due 08/25/26	2,260,280	202,358
Government National Mortgage Association Pools,
#781029, 6.500%, due 05/15/29	17,500	20,492

Total mortgage & agency debt securities (cost $1,881,661)		1,907,581

Residential mortgage-backed security: 0.43%
United States: 0.43%
GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36
(cost $672,072)	690,855	556,031

Municipal bonds: 2.34%
Illinois: 1.89%
City of Chicago, GO Bonds,
Series B, 7.750%, due 01/01/42	750,000	745,327
State of Illinois, GO Bonds,
5.665%, due 03/01/18	710,000	748,305
5.877%, due 03/01/19	885,000	946,941

		2,440,573

New Jersey: 0.15%
New Jersey State Turnpike Authority Revenue Bonds,
Series F, 7.414%, due 01/01/40	140,000	198,990

Tennessee: 0.30%
Metropolitan Government of Nashville & Davidson County Convention Center Authority Revenue Bonds,
6.731%, due 07/01/43	300,000	381,036

Total municipal bonds (cost $2,834,838)		3,020,599

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

	Face amount	Value
US government obligations: 9.04%
US Treasury Bonds,
2.500%, due 02/15/45	$2,425,000	$2,171,331
2.875%, due 08/15/45	2,025,000	1,962,905
US Treasury Inflation Indexed Note (TIPS),
0.125%, due 04/15/20[6]	3,000,000	3,005,828
US Treasury Notes,
1.625%, due 11/30/20	2,250,000	2,237,249
1.875%, due 08/31/22	700,000	691,971
2.000%, due 08/15/25	120,000	116,998
2.125%, due 05/15/25	1,475,000	1,455,664

Total US government obligations (cost $11,612,249)		11,641,946

Total bonds (cost $126,370,239)		122,858,380

	Shares
Preferred stock: 0.08%
United States: 0.08%
JPMorgan Chase & Co.
5.450%, due 03/01/18[3]
(cost $102,000)	4,000	100,960

Short-term investment: 1.00%
Investment company: 1.00%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,287,396)	1,287,396	1,287,396

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

	Notional Amount	Value
Options purchased: 0.01%[7]
Options purchased on credit default swaps on credit indices: 0.01%[7]
Expiring 01/20/16. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: JPMCB	$6,500,000	$9,931

Total options purchased (cost $24,050)		9,931

Total investments: 96.42% (cost $127,783,685)		124,256,667
Cash and other assets, less liabilities — 3.58%		4,608,158

Net assets — 100.00%		$128,864,825

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,606,432
Gross unrealized depreciation	(6,133,450)

Net unrealized depreciation of investments	$(3,527,018)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 114 contracts (USD)	March 2016	$17,999,250	$18,090,375	$91,125
5 Year US Treasury Notes, 53 contracts (USD)	March 2016	6,288,029	6,270,976	(17,053)
10 Year US Treasury Notes, 315 contracts (USD)	March 2016	39,879,329	39,660,469	(218,860)
US Treasury futures sell contracts:
US Long Bond, 33 contracts (USD)	March 2016	(5,042,174)	(5,073,750)	(31,576)
2 Year US Treasury Notes, 171 contracts (USD)	March 2016	(37,192,250)	(37,147,078)	45,172
Interest rate futures buy contracts:
Euro-BTP, 22 contracts (EUR)	March 2016	3,341,109	3,297,461	(43,648)
Interest rate futures sell contracts:
Euro-Bund, 17 contracts (EUR)	March 2016	(2,960,733)	(2,917,533)	43,200

Net unrealized depreciation on futures contracts				$(131,640)

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

Credit default swaps on corporate and sovereign issues-buy protection8

Counterparty	Referenced obligation[9]	Notional amount	Termination date	Payments made by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CITI	Russian Federation bond, 7.500%, due 03/31/30	USD 1,300,000	12/20/20	1.000%	$(115,730)	$119,369	$3,639
MSC	International Business Machines Corp. bond, 5.700%, due 09/14/17	USD 1,300,000	12/20/20	1.000	26,708	(35,487)	(8,779)
MSC	McDonald’s Corp. bond, 5.800%, due 10/15/17	USD 1,300,000	12/20/20	1.000	31,148	(41,150)	(10,002)

					$(57,874)	$42,732	$(15,142)

Credit default swaps on credit indices-sell protection11

Counterparty	Referenced index[9]	Notional amount	Termination date	Payments received by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[12]
BOA	CMBX.NA.BB. Series 6 Index	USD 1,400,000	05/11/63	5.000%	$(3,694)	$(59,989)	$(63,683)	5.107%
BOA	CMBX.NA.BBB. Series 6 Index	USD 7,000,000	05/11/63	3.000	(161,194)	(216,512)	(377,706)	3.661
BOA	CMBX.NA.BB. Series 6 Index	USD 1,400,000	05/11/63	5.000	25,312	(59,989)	(34,677)	5.107
MSC	CMBX.NA.BB. Series 6 Index	USD 100,000	05/11/63	5.000	936	(4,285)	(3,349)	5.107

					$(138,640)	$(340,775)	$(479,415)

Credit default swaps on sovereign issues-sell protection11

Counterparty	Referenced obligation[9]	Notional amount	Termination date	Payments received by the Fund[10]	Upfront payments received	Value	Unrealized appreciation	Credit spread[12]
MSC	Portuguese Republic bond, 4.950%, due 10/25/23	USD 1,360,000	09/20/20	1.000%	$41,088	$(39,822)	$1,266	1.671%

Centrally cleared interest rate swap agreements

Notional amount	Termination date	Payments made by the Fund[10]	Payments received by the Fund[10]	Value	Unrealized appreciation
USD 19,800,000	11/30/22	1.985%	3 month USD LIBOR	$42,049	$42,049
USD 24,000,000	11/30/22	1.900	3 month USD LIBOR	179,975	179,975
USD 9,000,000	02/15/36	2.537	3 month USD LIBOR	91,349	91,349
USD 7,250,000	02/15/41	2.600	3 month USD LIBOR	59,041	46,018

				$372,414	$359,391

Centrally cleared credit default swaps on credit indices-buy protection8

Referenced index[9]	Notional amount	Termination date	Payments made by the Fund[10]	Value	Unrealized appreciation/ (depreciation)
CDX.NA.HY Series 25 Index	USD 6,300,000	12/20/20	5.000%	$(85,364)	$(16,234)
CDX.NA.IG. Series 25 Index	USD 10,600,000	12/20/20	1.000	(61,147)	13,561
CDX.NA.IG. Series 25 Index	USD 25,400,000	12/20/20	1.000	(146,521)	(80,690)

				$(293,032)	$(83,363)

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

Options written

	Expiration date	Premiums received	Value
Options written on credit default swaps on credit indices[7]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 2,250,000	April 2016	$52,785	$(36,172)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 4,000,000	February 2016	24,800	(5,687)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BOA, Notional Amount USD 6,600,000	February 2016	31,020	(9,384)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BOA, Notional Amount USD 26,500,000	March 2016	59,625	(45,863)

Total options written		$168,230	$(97,106)

Written Swaptions activity for the period ended December 31, 2015, was as follows:

Premiums received
Swaptions outstanding at September 30, 2015	$219,998
Swaptions written	310,710
Swaptions terminated in closing purchase transactions	(362,478)
Swaptions expired prior to exercise	—

Swaptions outstanding at December 31, 2015	$168,230

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$91,959,493	$—	$91,959,493
Collateralized debt obligations	—	4,579,260	—	4,579,260
Commercial mortgage-backed securities	—	9,193,470	—	9,193,470
Mortgage & agency debt securities	—	1,907,581	—	1,907,581
Residential mortgage-backed security	—	556,031	—	556,031
Municipal bonds	—	3,020,599	—	3,020,599
US government obligations	—	11,641,946	—	11,641,946
Preferred stock	100,960	—	—	100,960
Short-term investment	1,287,396	—	—	1,287,396
Options purchased	—	9,931	—	9,931
Futures contracts	179,497	—	—	179,497
Swap agreements, at value	—	491,783	—	491,783
Total	$1,567,853	$123,360,094	$—	$124,927,947

Liabilities
Futures contracts	$(311,137)	$—	$—	$(311,137)
Swap agreements, at value	—	(750,266)	—	(750,266)
Options written	—	(97,106)	—	(97,106)
Total	$(311,137)	$(847,372)	$—	$(1,158,509)

At December 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Collateralized debt obligation	Total
Assets
Beginning balance	$2,985,015	$2,985,015
Purchases	—	—
Issuances	—	—
Sales	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	—	—
Change in net unrealized appreciation/depreciation	(123,490)	(123,490)
Transfers into Level 3	—	—
Transfers out of Level 3[13]	(2,861,525)	(2,861,525)
Ending balance	$—	$—

[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $29,341,626 or 22.77% of net assets.

[2]	Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2015 and changes periodically.
[3]	Perpetual investment. Date shown reflects the next call date.
[4]

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2015, the value of this security amounted to $410,182 or 0.32% of net assets.

[5]

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

Fort Dearborn Income Securities, Inc.

Portfolio of investments — December 31, 2015 (unaudited)

[6]

Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

[7]	Illiquid investment as of December 31, 2015.
[8]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[9]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[10]	Payments made or received are based on the notional amount.
[11]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[12]

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

[13]

Transfers out of Level 3 represent the value at the end of period. At December 31, 2015, securities were also transferred from Level 3 to level 2 as the valuations are based primarily on observable inputs from an established pricing source.

The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 09/30/15	Purchases during the three months ended 12/31/15	Sales during the three months ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the three months ended 12/31/15
UBS Cash Management Prime Relationship Fund	$2,324,286	$10,025,562	$12,349,848	$—	$383

Portfolio acronyms
CLO	Collateralized Loan Obligations
GO	General Obligation
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations
BB	Barclays Bank PLC
BOA	Bank of America
CITI	Citibank NA
JPMCB	JPMorgan Chase Bank
MSC	Morgan Stanley & Co.

Currency abbreviations
EUR	Euro
GBP	Great Britain Pound
USD	United States Dollar

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. (“UBS AM”, or the “Advisor”), the investment advisor of the Fund. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold.

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m. Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of security valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit” down price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US Generally Accepted Accounting Principles (“GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical investments.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3 — Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s annual report to shareholders dated September 30, 2015.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	February 29, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	February 29, 2016